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                                                                   EXHIBIT 10.18

                             PEDIATRIX MEDICAL GROUP

                      AMENDED AND RESTATED CREDIT AGREEMENT

                      Originally Dated as of June 27, 1996
                 As Amended and Restated as of November 1, 2000
                  As Amended and Restated as of August 14, 2001

                                 Amendment No. 7

                          Dated as of December 15, 2003

                      FLEET NATIONAL BANK, AGENT AND LENDER
          U.S. BANK NATIONAL ASSOCIATION, SYNDICATION AGENT AND LENDER
                  HSBC BANK USA, DOCUMENTATION AGENT AND LENDER

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                                 AMENDMENT NO. 7

                    TO AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of December 15, 2003

         This agreement, dated as of December 15, 2003 (this "Amendment"), is among Pediatrix Medical Group, Inc., a Florida corporation, the Material Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, and the Lenders from time to time party hereto, including Fleet National Bank, both in its capacity as a Lender and in its capacity as an Agent, U.S. Bank National Association, formerly known as Firstar Bank N.A., both in its capacity as a Lender and in its capacity as Syndication Agent, and HSBC Bank USA, both in its capacity as a Lender and in its capacity as Documentation Agent. The parties hereto agree as follows:

         1. Credit Agreement; Definitions. This Amendment amends the Credit Agreement originally dated as of June 27, 1996, as amended and restated as of November 1, 2000 and as further amended and restated as of August 14, 2001 among the parties hereto (as in effect prior to giving effect to this Amendment, the "Credit Agreement"). Terms used in this Amendment but not defined herein are used as defined in the Credit Agreement.

         2. Amendment of Credit Agreement. Effective upon the date hereof, the Credit Agreement is amended as follows:

                  2.1. Section 6.10. Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "6.10. Distributions. None of the Borrowers shall
                  make any Distribution except the following: (i) Distributions in respect of the redemption of capital stock of the Company from employees of any Borrower; provided, however, that the amount of all such Distributions shall not exceed $500,000 in the aggregate in any fiscal year; (ii) other Distributions in respect of the redemption of capital stock of the Company; provided, however, that the amount of all such Distributions shall not exceed $200,000,000 in the aggregate during the lifetime of this agreement; (iii) Distributions to the Company by its Subsidiaries; (iv) regularly scheduled payments of interest to the holders of the Subordinated Notes in accordance with the terms of such Subordinated Notes; and (v) regularly scheduled payments of interest to the holders of Approved Subordinated Debt or Approved Contingent Debt in accordance with the terms of such Approved Subordinated Debt or Approved Contingent Debt."

         3. Representation and Warranty. In order to induce the Agent and the Lenders to enter into this Amendment, each of the Obligors jointly and severally represents and warrants that, after giving effect to this Amendment, no Default exists.

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         4.       Payment of Agent's Legal Expenses. Upon or prior to the
effectiveness of this Amendment, each of the Borrowers jointly and severally agrees to pay the reasonable legal fees and expenses of the Agent with respect to this Amendment and the transactions contemplated hereby.

         5. Miscellaneous. The Credit Agreement as amended by this Amendment (the "Amended Credit Agreement") and all of the Credit Documents are each confirmed as being in full force and effect. This Amendment, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Amendment and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

             [The remainder of this page intentionally left blank.]

                                       2

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         IN WITNESS WHEREOF, each of the undersigned has duly executed this
Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.

                             PEDIATRIX MEDICAL GROUP, INC. (Florida)

                             By: /s/ Karl B. Wagner
                                 ------------------
                                 Karl B. Wagner, Chief Financial Officer


                             FOOTHILL MEDICAL GROUP, INC.
                             MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
                             MAGELLA MEDICAL GROUP, INC. (d/b/a MAGELLA
                                  MEDICAL GROUP, A MEDICAL CORPORATION)
                             MAGELLA NEVADA, LLC
                             MICHAEL POKROY, M.D. PROF. CORP. d/b/a OBSTETRIX
                                  MEDICAL GROUP OF NEVADA, LTD.
                             NEONATAL AND PEDIATRIC INTENSIVE CARE
                                  MEDICAL GROUP, INC.
                             OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A
                                  PROFESSIONAL CORPORATION
                             OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
                             OBSTETRIX MEDICAL GROUP OF KANSAS AND
                                  MISSOURI, P.A.
                             PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
                             PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A
                                  PROFESSIONAL CORPORATION
                             PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
                             PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.
                             PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
                             PEDIATRIX MEDICAL GROUP OF KENTUCKY, PSC
                             PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.
                             PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
                             PEDIATRIX MEDICAL GROUP OF NORTH CAROLINA, P.C. PEDIATRIX MEDICAL GROUP OF OHIO CORP.
                             PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.
                             PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C. PEDIATRIX MEDICAL GROUP NEONATOLOGY AND
                                  PEDIATRIC INTENSIVE CARE SPECIALISTS
                                  OF NEW YORK, P.C.
                             PEDIATRIX MEDICAL GROUP

                             By: /s/ Karl B. Wagner
                                 ------------------
                                 Karl B. Wagner, Attorney-in-Fact

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                             PEDIATRIX MEDICAL GROUP, S.P.
                             PERINATAL PEDIATRICS, P.A.
                             POKROY MEDICAL GROUP OF NEVADA, LTD.
                                  d/b/a PEDIATRIX MEDICAL GROUP OF NEVADA

                             By: /s/ Karl B. Wagner
                                 ------------------
                                 Karl B. Wagner, Attorney-in-Fact

                             ALASKA NEONATOLOGY ASSOCIATES, INC.
                             ASSOCIATES IN NEONATOLOGY, INC.
                             AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
                             BNA ACQUISITION COMPANY, INC.
                             CENTRAL OKLAHOMA NEONATOLOGY
                                  ASSOCIATES, INC.
                             CNA ACQUISITION CORP.
                             DES MOINES PERINATAL CENTER, INC.
                             FLORIDA REGIONAL NEONATAL ASSOCIATES, P.A.
                             FORT WORTH NEONATAL ASSOCIATES BILLING, INC.
                             GNPA ACQUISITION COMPANY, INC.
                             KNA, INC.
                             MAGELLA HEALTHCARE CORPORATION
                             MAGELLA HEALTHCARE GROUP, L.P.
                             MAGELLA MEDICAL ASSOCIATES BILLING, INC.
                             MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
                             MAGELLA TEXAS, LLC
                             MERCY NEONATOLOGY, INC.
                             MNPC ACQUISITION COMPANY, INC.
                             MOUNTAIN STATES NEONATOLOGY, INC.
                             NACF ACQUISITION COMPANY, INC.
                             NEONATAL SPECIALISTS, LTD.
                             NEONATOLOGY ASSOCIATES BILLING, INC.
                             NEONATOLOGY-CARDIOLOGY ASSOCIATES, P.A.
                             NSPA ACQUISITION COMPANY, INC.
                             OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
                             OBSTETRIX MEDICAL GROUP OF DELAWARE, INC.
                             OBSTETRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C. OBSTETRIX MEDICAL GROUP OF TEXAS BILLING, INC. OBSTETRIX MEDICAL GROUP OF
                                  WASHINGTON, INC., P.S.

                             By: /s/ Karl B. Wagner
                                 Karl B. Wagner, Treasurer

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                             OBSTETRIX MEDICAL GROUP, INC.
                             OZARK NEONATAL ASSOCIATES, INC.
                             PALM BEACH NEO ACQUISITIONS, INC.
                             PASCV ACQUISITION COMPANY, INC.
                             PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
                             PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
                             PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
                             PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
                             PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
                             PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A. PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C. PEDIATRIX MEDICAL GROUP OF TEXAS BILLING, INC. PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S. PEDIATRIX MEDICAL GROUP, INC. (Utah)
                             PEDIATRIX MEDICAL GROUP, P.A.
                             PEDIATRIX MEDICAL GROUP, P.C. (Virginia)
                             PEDIATRIX MEDICAL GROUP, P.C. (West Virginia) PEDIATRIX OF MARYLAND, P.A.
                             PEDIATRIX SCREENING, INC.
                             PMG ACQUISITION CORP.
                             PNA ACQUISITION CO., INC.
                             RPNA ACQUISITION COMPANY, INC.
                             SCPMC ACQUISITION CO.
                             SNCA ACQUISITION COMPANY, INC.
                             ST. JOSEPH NEONATOLOGY CONSULTANTS, INC.
                             TEXAS MATERNAL FETAL MEDICINE BILLING, INC.

                             By: /s/ Karl B. Wagner
                                 ------------------
                                 Karl B. Wagner, Treasurer

                             PEDIATRIX FLORIDA, LLC
                             PEDIATRIX MEDICAL GROUP (INTERNATIONAL), INC. PEDIATRIX MEDICAL MANAGEMENT, L.P.
                             PEDIATRIX MEDICAL MANAGEMENT GROUP, INC.
                             PEDIATRIX MEDICAL SERVICES, INC.
                             PEDIATRIX TEXAS I, LLC
                             PMGSC, P.A.

                             By: /s/ Karl B. Wagner
                                 ------------------
                                 Karl B. Wagner, Manager

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                             FLEET NATIONAL BANK

                             By: /s/ Virginia C. Stolzenthaler
                                 Virginia C. Stolzenthaler, Managing Director

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                             U.S. BANK NATIONAL ASSOCIATION

                             By: /s/ Walker S. Chopin
                                 --------------------
                                 Walker S. Choppin, Senior Vice President

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                             HSBC BANK USA

                             By: /s/ Gregory G. Roll
                                 -------------------
                                 Gregory G. Roll, First Vice President

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                             UBS AG, STAMFORD BRANCH

                             By: /s/ Wilfred V. Saint
                                 --------------------
                                 Wilfred V. Saint, Associate Director
                                 Banking Products Services, US

                             By: /s/ Anthony N. Joseph
                                 ---------------------
                                 Anthony N. Joseph, Associate Director
                                 Banking Products Services, US

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                             THE INTERNATIONAL BANK OF MIAMI, N.A.

                             By: /s/ Eduardo Hornero
                                 -------------------
                                 Eduardo Hornero, Vice President

                             By: /s/ Jorge Maklouf
                                 -----------------
                                 Jorge Maklouf, Senior Vice President